Exhibit 10.2

                                 AMENDMENT NO. 1
                                       TO
                     PATENT AND TECHNOLOGY LICENSE AGREEMENT

         This AMENDMENT NO. 1 ("AMENDMENT") is made as of this 3rd day of October, 2003 between U.S. Global Nanospace, Inc., a Delaware corporation, having a principal place of business at 2533 North Carson, Suite 5107, Carson City, Nevada 89706 ("LICENSEE") and TIAX LLC, a Delaware limited liability company having a principal place of business located at 15 Acorn Park, Cambridge, Massachusetts 02140 ("LICENSOR").

                                    RECITALS

         A. LICENSOR and LICENSEE are parties to a certain PATENT AND TECHNOLOGY LICENSE AGREEMENT entered into by the parties dated July 25, 2003 (the "AGREEMENT"), pursuant to which LICENSOR has licensed to LICENSEE certain intellectual property, including patents. All capitalized terms used in this AMENDMENT which are defined in the AGREEMENT and not otherwise defined in this AMENDMENT shall have the meanings given in the AGREEMENT.

         B. LICENSOR and LICENSEE desire to enter into this AMENDMENT in order to amend the AGREEMENT in certain respects as provided below.

                             STATEMENT OF AMENDMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LICENSOR and LICENSEE hereby agree as follows:

         1. Section 4.1(a). Section 4.1(a) of the AGREEMENT is deleted in its entirety and the following substituted in place thereof:

    "(a) LICENSOR shall pay to LICENSEE (i) a licensee fee equal to $______________, which shall be paid to LICENSOR no later than August 25, 2003; and (ii) all reasonable out-of-pocket expenses incurred by LICENSOR in enforcing and maintaining PATENT RIGHTS after the EFFECTIVE DATE, for so long as, and in such countries as, this AGREEMENT remains in effect. LICENSOR will invoice LICENSEE for all such expenses and on a quarterly basis, and the invoiced amounts will be due and payable by LICENSEE within thirty (30) days of invoice; and"

         2. No Waiver. Nothing herein shall be deemed to waive any rights LICENSOR may have under the AGREEMENT.



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         3. Continuing  Effect. As amended by this AMENDMENT,  the provisions of the Lease remain in full force and effect.



IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this AGREEMENT.


 U.S. GLOBAL NANOSPACE, INC.               TIAX LLC

 By                                        By
   ---------------------------------         --------------------------------
 Name: John D. Robinson                    Name: John M. Collins
 Title: Chairman                           Title: Executive Vice President

 Date:               , 2003                  Date:               , 2003
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